UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2020

Item 1.

Reports to Stockholders

Fidelity® Strategic Dividend & Income® Fund

Annual Report

November 30, 2020

Includes Fidelity and Fidelity Advisor share classes

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2021 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, global governments and central banks took unprecedented action to help support consumers, businesses, and the broader economies, and to limit disruption to financial systems.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended November 30, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.77%	7.85%	9.37%
Class M (incl. 3.50% sales charge)	4.96%	8.10%	9.36%
Class C (incl. contingent deferred sales charge)	7.22%	8.31%	9.19%
Fidelity® Strategic Dividend & Income® Fund	9.35%	9.44%	10.33%
Class I	9.28%	9.42%	10.31%
Class Z	9.43%	9.48%	10.34%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Strategic Dividend & Income® Fund, a class of the fund, on November 30, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$26,721	Fidelity® Strategic Dividend & Income® Fund
$37,703	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the year ending November 30, 2020, investors across a spectrum of asset classes encountered a volatile period marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound across many of these same asset classes. Against this backdrop, the Fidelity Strategic Dividend & Income Composite Index gained 5.93%. By far, the strongest-performing category in the index was convertible securities, which benefited from a technical tailwind and unusually strong gains from large individual positions in the index, especially Tesla, a robust gainer this period that finished November comprising a meaningful stake in the index. U.S. dividend-paying large-cap value stocks endured extreme up-and-down conditions but finished the period in positive territory, with the MSCI USA High Dividend Yield Index gaining 1.77%. Preferred stocks, as measured by the ICE BofA Fixed Rate Preferred Securities Index, advanced 6.73%, as falling interest rates lifted this interest-rate-sensitive asset class. Of final note, real estate investment trusts (REITs) struggled this period, reflecting investor concerns about demand for commercial property, particularly in sectors most exposed to social interaction. Similar to the equity market, however, REITs bounced back strongly as investors’ worst-case scenarios apparently failed to materialize. For the full period, the REIT market, as measured by the FTSE NAREIT Equity REITs Index, returned -11.46%.

Comments from Co-Lead Portfolio Manager Adam Kramer:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) rose roughly 8% to 9%, significantly outperforming the 5.93% increase in the benchmark Fidelity Strategic Dividend & Income Composite Index. Relative to the benchmark, security selection in the fund's large-cap dividend-paying equity subportfolio contributed the most by far. Results were particularly favorable in the information technology and consumer staples sectors. In addition, a large cash position helped insulate this subportfolio from the sharp downturn in stock prices investors encountered early in the reporting period. The fund's real estate investment trust (REIT) subportfolio also added value, driven by favorable asset class positioning and security selection. A large overweighting in convertible securities also added value, as this asset class outperformed the Composite index by roughly 3400 basis points (34 percentage points). This overweighting easily compensated for the negative impact of security selection within the subportfolio, which primarily stemmed from an overweighting in the poor-performing energy sector, as well as subpar picks in energy and consumer discretionary. Overall, the fund's biggest performance challenge was a roughly 2.5% average out-of-benchmark allocation to master limited partnerships (MLPs), which detracted most. Many MLPs are involved in energy transportation and thus highly correlated to the performance of the energy sector, which struggled this period along with weak oil prices. Lastly, the preferred subportfolio's duration, which was shorter than a comparable index of preferred securities, further hindered relative performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Central Funds.

Top Ten Investments as of November 30, 2020

(excluding cash equivalents)	% of fund's net assets
Procter & Gamble Co.	2.8
Johnson & Johnson	2.4
The Coca-Cola Co.	1.7
Prologis (REIT), Inc.	1.6
AbbVie, Inc.	1.6
Bristol-Myers Squibb Co.	1.6
Cisco Systems, Inc.	1.5
PepsiCo, Inc.	1.5
Amgen, Inc.	1.5
NextEra Energy, Inc.	1.5
17.7

Top Five Market Sectors as of November 30, 2020

% of fund's net assets
Financials	15.1
Real Estate	14.7
Health Care	13.3
Information Technology	12.5
Consumer Discretionary	9.0

Asset Allocation (% of fund's net assets)

As of November 30, 2020*
Common Stocks	67.2%
Preferred Stocks	8.6%
Convertible Bonds	15.9%
Other Investments	6.8%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 7.7%

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments November 30, 2020

Showing Percentage of Net Assets

Corporate Bonds - 16.2%
	Principal Amount	Value
Convertible Bonds - 15.9%
COMMUNICATION SERVICES - 2.1%
Diversified Telecommunication Services - 0.2%
Bandwidth, Inc. 0.25% 3/1/26 (a)	$1,600,000	$2,823,003
Liberty Latin America Ltd. 2% 7/15/24	120,000	110,008
Liberty Media Corp. 2.25% 9/30/46	4,620,000	2,154,720
Vonage Holdings Corp. 1.75% 6/1/24	1,480,000	1,572,500
		6,660,231
Entertainment - 0.3%
Liberty Media Corp.:
0.5% 12/1/50 (a)	1,430,000	1,445,738
1% 1/30/23	1,755,000	2,254,825
1.375% 10/15/23	2,703,000	3,338,334
2.25% 12/1/48 (a)	801,000	923,005
Live Nation Entertainment, Inc.:
2% 2/15/25 (a)	100,000	97,921
2.5% 3/15/23	504,000	597,976
Pandora Media, Inc. 1.75% 12/1/23	809,000	954,232
World Wrestling Entertainment, Inc. 3.375% 12/15/23	69,000	127,957
Zynga, Inc. 0.25% 6/1/24	4,404,000	5,297,133
		15,037,121
Interactive Media & Services - 0.9%
Eventbrite, Inc. 5% 12/1/25 (a)	90,000	136,971
IAC FinanceCo 2, Inc. 0.875% 6/15/26 (a)	2,265,000	3,861,524
IAC FinanceCo 3, Inc. 2% 1/15/30 (a)	2,140,000	3,874,945
IAC FinanceCo, Inc. 0.875% 10/1/22(a)	1,859,000	5,891,211
Snap, Inc.:
0.25% 5/1/25 (a)	2,315,000	4,912,685
0.75% 8/1/26	1,685,000	3,466,929
Twitter, Inc. 0.25% 6/15/24	2,104,000	2,370,209
Zillow Group, Inc.:
0.75% 9/1/24	1,960,000	4,918,375
1.375% 9/1/26	828,000	2,096,444
1.5% 7/1/23	685,000	1,013,827
2% 12/1/21	865,000	1,781,116
2.75% 5/15/25	2,614,000	4,712,031
		39,036,267
Media - 0.7%
Cardlytics, Inc. 1% 9/15/25 (a)	90,000	140,913
DISH Network Corp.:
2.375% 3/15/24	4,914,000	4,656,015
3.375% 8/15/26	15,679,000	15,630,395
Gannett Co., Inc. 4.75% 4/15/24	1,250,000	1,144,438
GCI Liberty, Inc. 1.75% 9/30/46 (a)	2,159,000	3,910,695
Liberty Broadband Corp.:
1.25% 9/30/50 (a)	110,000	111,595
2.75% 9/30/50 (a)	2,370,000	2,534,304
Liberty Interactive LLC 1.75% 9/30/46 (a)	1,473,000	2,836,323
Liberty Media Corp. 2.125% 3/31/48 (a)	1,435,000	1,494,266
		32,458,944
Wireless Telecommunication Services - 0.0%
Boingo Wireless, Inc. 1% 10/1/23	1,780,000	1,588,650
TOTAL COMMUNICATION SERVICES		94,781,213
CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.0%
Patrick Industries, Inc. 1% 2/1/23	2,090,000	2,140,944
Veoneer, Inc. 4% 6/1/24	142,000	163,211
		2,304,155
Automobiles - 1.6%
Tesla, Inc.:
1.25% 3/1/21	523,000	4,119,279
2% 5/15/24	6,728,000	61,561,200
2.375% 3/15/22	1,225,000	10,603,141
		76,283,620
Diversified Consumer Services - 0.1%
Chegg, Inc.:
0% 9/1/26 (a)	110,000	113,909
0.125% 3/15/25	2,486,000	4,012,721
0.25% 5/15/23	37,000	107,278
K12, Inc. 1.125% 9/1/27 (a)	80,000	65,860
		4,299,768
Hotels, Restaurants & Leisure - 0.5%
Bloomin' Brands, Inc. 5% 5/1/25 (a)	57,000	95,661
Carnival Corp. 5.75% 4/1/23 (a)	2,646,000	5,883,785
Marriott Vacations Worldwide Corp. 1.5% 9/15/22	1,214,000	1,332,406
NCL Corp. Ltd.:
5.375% 8/1/25 (a)	100,000	153,750
6% 5/15/24 (a)	66,000	126,786
Penn National Gaming, Inc. 2.75% 5/15/26	2,819,000	8,761,161
Royal Caribbean Cruises Ltd.:
2.875% 11/15/23 (a)	1,190,000	1,466,675
4.25% 6/15/23 (a)	2,780,000	3,819,720
		21,639,944
Internet & Direct Marketing Retail - 0.7%
Etsy, Inc.:
0.125% 10/1/26	3,265,000	6,351,721
0.125% 9/1/27 (a)	2,210,000	2,593,477
Farfetch Ltd. 3.75% 5/1/27 (a)	910,000	3,206,260
Fiverr International Ltd. 0% 11/1/25 (a)	2,060,000	2,492,600
MercadoLibre, Inc. 2% 8/15/28	1,593,000	5,622,038
Quotient Technology, Inc. 1.75% 12/1/22	235,000	225,144
The Booking Holdings, Inc.:
0.75% 5/1/25 (a)	6,647,000	9,265,918
0.9% 9/15/21	115,000	127,995
The RealReal, Inc. 3% 6/15/25 (a)	994,000	1,092,538
Wayfair LLC:
0.375% 9/1/22	296,000	715,817
1.125% 11/1/24	329,000	738,602
		32,432,110
Leisure Products - 0.1%
Callaway Golf Co. 2.75% 5/1/26 (a)	3,322,000	4,787,356
Specialty Retail - 0.3%
American Eagle Outfitters, Inc. 3.75% 4/15/25 (a)	659,000	1,448,564
Burlington Stores, Inc. 2.25% 4/15/25 (a)	2,800,000	3,460,837
Dick's Sporting Goods, Inc. 3.25% 4/15/25 (a)	2,653,000	4,778,866
National Vision Holdings, Inc. 2.5% 5/15/25 (a)	1,540,000	2,383,150
		12,071,417
Textiles, Apparel & Luxury Goods - 0.0%
Under Armour, Inc. 1.5% 6/1/24 (a)	390,000	633,506
TOTAL CONSUMER DISCRETIONARY		154,451,876
CONSUMER STAPLES - 0.0%
Food & Staples Retailing - 0.0%
Chefs' Warehouse Holdings 1.875% 12/1/24 (a)	1,607,000	1,503,355
ENERGY - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Antero Resources Corp. 4.25% 9/1/26 (a)	1,540,000	1,730,052
CNX Resources Corp. 2.25% 5/1/26 (a)	1,365,000	1,443,488
EQT Corp. 1.75% 5/1/26 (a)	1,129,000	1,450,088
Pioneer Natural Resources Co. 0.25% 5/15/25 (a)	5,186,000	6,263,007
Teekay Corp. 5% 1/15/23	113,000	93,920
		10,980,555
FINANCIALS - 0.3%
Banks - 0.0%
Hope Bancorp, Inc. 2% 5/15/38	355,000	320,746
Consumer Finance - 0.1%
LendingTree, Inc.:
0.5% 7/15/25 (a)	80,000	73,858
0.625% 6/1/22	76,000	102,894
PRA Group, Inc. 3.5% 6/1/23	2,682,000	2,968,864
		3,145,616
Diversified Financial Services - 0.1%
AXA SA 7.25% 5/15/21 (a)	2,800,000	3,176,250
Mortgage Real Estate Investment Trusts - 0.1%
Arbor Realty Trust, Inc. 4.75% 11/1/22	510,000	495,019
Blackstone Mortgage Trust, Inc.:
4.375% 5/5/22	779,000	772,690
4.75% 3/15/23	473,000	465,431
Exantas Capital Corp. 4.5% 8/15/22	308,000	278,740
Hannon Armstrong Sustainable Infrastructure Capital, Inc.:
0% 8/15/23	90,000	110,142
4.125% 9/1/22	2,146,000	4,343,075
Starwood Property Trust, Inc. 4.375% 4/1/23	250,000	247,383
		6,712,480
TOTAL FINANCIALS		13,355,092
HEALTH CARE - 2.5%
Biotechnology - 1.0%
Acorda Therapeutics, Inc. 1.75% 6/15/21	1,100,000	656,057
Apellis Pharmaceuticals, Inc. 3.5% 9/15/26	1,300,000	1,862,690
BioMarin Pharmaceutical, Inc.:
0.599% 8/1/24	84,000	87,432
1.25% 5/15/27 (a)	106,000	104,769
Bridgebio Pharma, Inc. 2.5% 3/15/27 (a)	1,000,000	1,389,756
Clovis Oncology, Inc.:
2.5% 9/15/21	93,000	85,600
4.5% 8/1/24	460,000	399,738
Coherus BioSciences, Inc. 1.5% 4/15/26 (a)	750,000	886,138
Esperion Therapeutics, Inc. 4% 11/15/25 (a)	2,320,000	2,257,847
Exact Sciences Corp.:
0.375% 3/15/27	2,799,000	3,651,051
0.375% 3/1/28	3,030,000	3,711,626
1% 1/15/25	2,200,000	3,867,294
Flexion Therapeutics, Inc. 3.375% 5/1/24	174,000	146,625
Halozyme Therapeutics, Inc. 1.25% 12/1/24 (a)	330,000	570,816
Inovio Pharmaceuticals, Inc. 6.5% 3/1/24	183,000	414,221
Intercept Pharmaceuticals, Inc.:
2% 5/15/26	186,000	118,621
3.25% 7/1/23	2,858,000	2,190,571
Invitae Corp. 2% 9/1/24	289,000	528,437
Ironwood Pharmaceuticals, Inc.:
0.75% 6/15/24	930,000	1,018,547
1.5% 6/15/26	930,000	1,047,378
2.25% 6/15/22	1,400,000	1,512,111
Isis Pharmaceuticals, Inc. 1% 11/15/21	2,151,000	2,257,206
Natera, Inc. 2.25% 5/1/27 (a)	995,000	2,405,751
Neurocrine Biosciences, Inc. 2.25% 5/15/24	1,475,000	2,030,891
Novavax, Inc. 3.75% 2/1/23	3,651,000	5,131,391
PTC Therapeutics, Inc.:
1.5% 9/15/26 (a)	700,000	964,555
3% 8/15/22	310,000	401,431
Sarepta Therapeutics, Inc. 1.5% 11/15/24	1,495,000	3,092,692
Travere Therapeutics, Inc. 2.5% 9/15/25	1,325,000	1,243,513
		44,034,755
Health Care Equipment & Supplies - 0.8%
Cantel Medical Corp. 3.25% 5/15/25 (a)	49,000	78,063
CONMED Corp. 2.625% 2/1/24	1,068,000	1,395,352
DexCom, Inc.:
0.25% 11/15/25 (a)	4,428,000	4,269,305
0.75% 12/1/23	2,720,000	5,408,042
Envista Holdings Corp. 2.375% 6/1/25 (a)	2,200,000	3,477,776
Glaukos Corp. 2.75% 6/15/27 (a)	1,200,000	1,710,375
Insulet Corp.:
0.375% 9/1/26	2,565,000	3,443,345
1.375% 11/15/24	1,205,000	3,328,815
Integra LifeSciences Holdings Corp. 0.5% 8/15/25 (a)	1,458,000	1,468,024
Livanova U.S.A., Inc. 3% 12/15/25 (a)	2,380,000	2,733,187
Mesa Laboratories, Inc. 1.375% 8/15/25	1,275,000	1,471,115
Nevro Corp.:
1.75% 6/1/21	450,000	759,375
2.75% 4/1/25	885,000	1,514,461
Novocure Ltd. 0% 11/1/25 (a)	890,000	955,886
NuVasive, Inc.:
0.375% 3/15/25 (a)	100,000	89,566
1% 6/1/23 (a)	90,000	87,363
2.25% 3/15/21	115,000	115,078
Tandem Diabetes Care, Inc. 1.5% 5/1/25 (a)	1,990,000	2,293,084
Varex Imaging Corp. 4% 6/1/25 (a)	100,000	105,625
Wright Medical Group NV 2.25% 11/15/21	990,000	1,437,975
Wright Medical Group, Inc. 1.625% 6/15/23	2,685,000	2,842,073
		38,983,885
Health Care Providers & Services - 0.1%
1Life Healthcare, Inc. 3% 6/15/25 (a)	1,040,000	1,130,415
Anthem, Inc. 2.75% 10/15/42	532,000	2,310,902
Guardant Health, Inc. 0% 11/15/27 (a)	1,400,000	1,548,750
PetIQ, Inc. 4% 6/1/26 (a)	90,000	111,771
		5,101,838
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. 0.875% 1/1/27 (a)	500,000	605,670
Health Catalyst, Inc. 2.5% 4/15/25 (a)	1,100,000	1,508,453
Livongo Health, Inc. 0.875% 6/1/25 (a)	1,650,000	2,985,103
Omnicell, Inc. 0.25% 9/15/25 (a)	1,400,000	1,742,125
Tabula Rasa HealthCare, Inc. 1.75% 2/15/26 (a)	55,000	46,784
Teladoc Health, Inc.:
1.25% 6/1/27 (a)	3,925,000	4,631,024
1.375% 5/15/25	592,000	2,188,386
		13,707,545
Life Sciences Tools & Services - 0.2%
Illumina, Inc.:
0% 8/15/23	1,096,000	1,168,535
0.5% 6/15/21	910,000	1,189,543
Nanostring Technologies, Inc. 2.625% 3/1/25 (a)	500,000	647,609
NeoGenomics, Inc. 1.25% 5/1/25	920,000	1,349,958
Repligen Corp. 0.375% 7/15/24	1,960,000	3,404,755
		7,760,400
Pharmaceuticals - 0.1%
Aerie Pharmaceuticals, Inc. 1.5% 10/1/24	173,000	153,264
Collegium Pharmaceutical, Inc. 2.625% 2/15/26	519,000	484,941
Innoviva, Inc.:
2.125% 1/15/23	105,000	102,047
2.5% 8/15/25	630,000	629,213
Jazz Investments I Ltd.:
1.5% 8/15/24	138,000	141,248
1.875% 8/15/21	58,000	58,103
2% 6/15/26 (a)	80,000	94,961
Omeros Corp. 5.25% 2/15/26	80,000	70,234
Pacira Biosciences, Inc.:
0.75% 8/1/25 (a)	100,000	111,500
2.375% 4/1/22	1,070,000	1,233,175
Revance Therapeutics, Inc. 1.75% 2/15/27 (a)	55,000	56,317
Supernus Pharmaceuticals, Inc. 0.625% 4/1/23	1,235,000	1,130,630
Theravance Biopharma, Inc. 3.25% 11/1/23	1,287,000	1,184,738
Tricida, Inc. 3.5% 5/15/27 (a)	166,000	86,825
Zogenix, Inc. 2.75% 10/1/27 (a)	80,000	91,150
		5,628,346
TOTAL HEALTH CARE		115,216,769
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.1%
Aerojet Rocketdyne Holdings, Inc. 2.25% 12/15/23	1,170,000	1,727,125
Kaman Corp. 3.25% 5/1/24	115,000	125,911
Parsons Corp. 0.25% 8/15/25 (a)	3,051,000	3,056,783
		4,909,819
Air Freight & Logistics - 0.2%
Air Transport Services Group, Inc. 1.125% 10/15/24	6,379,500	7,372,930
Atlas Air Worldwide Holdings, Inc. 1.875% 6/1/24	1,300,000	1,503,938
		8,876,868
Airlines - 0.2%
Southwest Airlines Co. 1.25% 5/1/25	6,242,000	9,206,950
Spirit Airlines, Inc. 4.75% 5/15/25	754,000	1,509,701
		10,716,651
Construction & Engineering - 0.1%
Dycom Industries, Inc. 0.75% 9/15/21	1,847,000	1,814,124
Granite Construction, Inc. 2.75% 11/1/24	1,428,000	1,439,842
		3,253,966
Electrical Equipment - 0.1%
Bloom Energy Corp. 2.5% 8/15/25 (a)	80,000	133,704
Plug Power, Inc. 3.75% 6/1/25 (a)	1,000,000	5,238,675
		5,372,379
Machinery - 0.1%
Chart Industries, Inc. 1% 11/15/24 (a)	965,000	1,799,122
Fortive Corp. 0.875% 2/15/22	103,000	104,111
Greenbrier Companies, Inc. 2.875% 2/1/24	486,000	478,036
Meritor, Inc. 3.25% 10/15/37	355,000	395,381
Middleby Corp. 1% 9/1/25 (a)	1,140,000	1,434,263
		4,210,913
Professional Services - 0.0%
FTI Consulting, Inc. 2% 8/15/23	1,568,000	1,911,392
Road & Rail - 0.1%
Lyft, Inc. 1.5% 5/15/25 (a)	1,800,000	2,266,875
TOTAL INDUSTRIALS		41,518,863
INFORMATION TECHNOLOGY - 6.2%
Communications Equipment - 0.2%
Applied Optoelectronics, Inc. 5% 3/15/24	121,000	97,676
CalAmp Corp. 2% 8/1/25	1,720,000	1,419,649
Inseego Corp. 3.25% 5/1/25	100,000	96,102
InterDigital, Inc. 2% 6/1/24	95,000	99,121
Liberty Media Corp. 3.5% 1/15/31	2,720,000	2,486,733
Lumentum Holdings, Inc.:
0.25% 3/15/24	1,438,000	2,229,888
0.5% 12/15/26 (a)	3,308,000	3,802,917
Viavi Solutions, Inc.:
1% 3/1/24	78,000	94,783
1.75% 6/1/23	75,000	88,762
		10,415,631
Electronic Equipment & Components - 0.1%
II-VI, Inc. 0.25% 9/1/22	888,000	1,352,535
Insight Enterprises, Inc. 0.75% 2/15/25	1,073,000	1,294,740
Knowles Corp. 3.25% 11/1/21	123,000	135,431
TTM Technologies, Inc. 1.75% 12/15/20	750,000	977,813
		3,760,519
IT Services - 1.0%
Akamai Technologies, Inc.:
0.125% 5/1/25	3,955,000	4,855,099
0.375% 9/1/27	3,599,000	3,984,145
Euronet Worldwide, Inc. 0.75% 3/15/49	1,295,000	1,376,027
i3 Verticals LLC 1% 2/15/25 (a)	105,000	98,302
KBR, Inc. 2.5% 11/1/23	717,000	912,411
Limelight Networks, Inc. 3.5% 8/1/25 (a)	100,000	91,367
MongoDB, Inc.:
0.25% 1/15/26 (a)	1,870,000	2,842,842
0.75% 6/15/24	181,000	758,572
Okta, Inc.:
0.125% 9/1/25	3,367,000	4,882,150
0.375% 6/15/26 (a)	3,360,000	4,170,834
Perficient, Inc. 1.25% 8/1/25 (a)	710,000	786,835
Sabre GLBL, Inc. 4% 4/15/25 (a)	58,000	98,165
Shopify, Inc. 0.125% 11/1/25	1,080,000	1,232,550
Square, Inc.:
0% 5/1/26 (a)	70,000	74,703
0.125% 3/1/25 (a)	2,768,000	5,106,361
0.25% 11/1/27 (a)	70,000	75,720
0.375% 3/1/22	187,000	1,718,585
0.5% 5/15/23	2,034,000	5,548,180
Twilio, Inc. 0.25% 6/1/23	853,000	3,839,609
Unisys Corp. 5.5% 3/1/21	845,000	1,261,182
Wix.com Ltd.:
0% 7/1/23	1,335,000	2,509,478
0% 8/15/25 (a)	1,385,000	1,383,463
		47,606,580
Semiconductors & Semiconductor Equipment - 1.6%
Advanced Micro Devices, Inc. 2.125% 9/1/26	621,000	7,183,604
Cree, Inc.:
0.875% 9/1/23	1,730,000	2,752,782
1.75% 5/1/26 (a)	1,780,000	3,596,529
Enphase Energy, Inc. 0.25% 3/1/25 (a)	1,125,000	2,042,564
Impinj, Inc. 2% 12/15/26 (a)	60,000	82,773
Inphi Corp.:
0.75% 9/1/21	475,000	1,306,519
0.75% 4/15/25 (a)	2,452,000	3,345,292
Microchip Technology, Inc.:
1.625% 2/15/25	5,902,000	17,344,503
1.625% 2/15/27	2,983,000	5,846,680
2.25% 2/15/37	2,641,000	5,207,722
Micron Technology, Inc. 3.125% 5/1/32	808,000	5,085,340
Nova Measuring Instruments Ltd. 0% 10/15/25 (a)	960,000	1,033,200
ON Semiconductor Corp. 1.625% 10/15/23	4,260,000	6,594,520
Rambus, Inc. 1.375% 2/1/23	840,000	901,404
Silicon Laboratories, Inc. 1.375% 3/1/22	321,000	422,115
SMART Global Holdings, Inc. 2.25% 2/15/26 (a)	100,000	97,375
SolarEdge Technologies, Inc. 0% 9/15/25 (a)	3,540,000	4,499,938
Synaptics, Inc. 0.5% 6/15/22	1,185,000	1,445,700
Teradyne, Inc. 1.25% 12/15/23	1,341,000	4,680,928
Veeco Instruments, Inc. 3.75% 6/1/27 (a)	90,000	125,978
		73,595,466
Software - 3.3%
2U, Inc. 2.25% 5/1/25 (a)	1,500,000	2,095,350
8x8, Inc. 0.5% 2/1/24	73,000	74,937
Altair Engineering, Inc. 0.25% 6/1/24	1,665,000	2,165,173
Alteryx, Inc.:
0.5% 8/1/24	867,000	895,747
1% 8/1/26	1,046,000	1,079,416
Atlassian, Inc. 0.625% 5/1/23	2,439,000	6,741,983
Avaya Holdings Corp. 2.25% 6/15/23	550,000	563,791
Benefitfocus, Inc. 1.25% 12/15/23	149,000	129,444
Bill.Com Holdings, Inc. 0% 12/1/25 (a)	100,000	106,179
BlackLine, Inc. 0.125% 8/1/24	1,586,000	2,782,439
Cerence, Inc. 3% 6/1/25 (a)	914,000	2,317,319
Cloudflare, Inc. 0.75% 5/15/25 (a)	340,000	715,873
Coupa Software, Inc.:
0.125% 6/15/25	1,641,000	3,473,578
0.375% 6/15/26 (a)	4,752,000	6,286,156
CyberArk Software Ltd. 0% 11/15/24	469,000	478,146
Datadog, Inc. 0.125% 6/15/25 (a)	1,890,000	2,471,175
DocuSign, Inc. 0.5% 9/15/23	1,371,000	4,376,680
Everbridge, Inc.:
0.125% 12/15/24 (a)	1,997,000	2,632,647
1.5% 11/1/22	429,000	1,614,886
FireEye, Inc.:
0.875% 6/1/24	2,960,000	2,991,450
1.625% 6/1/35	1,900,000	1,857,203
Five9, Inc.:
0.125% 5/1/23	19,000	71,055
0.5% 6/1/25 (a)	2,690,000	3,601,601
Guidewire Software, Inc. 1.25% 3/15/25	1,709,000	2,140,471
HubSpot, Inc.:
0.25% 6/1/22	470,000	1,949,619
0.375% 6/1/25 (a)	1,750,000	2,681,875
j2 Global, Inc.:
1.75% 11/1/26 (a)	122,000	120,018
3.25% 6/15/29	64,000	86,400
LivePerson, Inc. 0.75% 3/1/24	2,768,000	4,635,079
Medallia, Inc. 0.125% 9/15/25 (a)	80,000	91,092
Model N, Inc. 2.625% 6/1/25 (a)	1,400,000	1,780,599
New Relic, Inc. 0.5% 5/1/23	48,000	46,290
Nuance Communications, Inc.:
1% 12/15/35	3,265,000	5,965,484
1.25% 4/1/25	2,562,000	5,710,077
Nutanix, Inc. 0% 1/15/23	328,000	320,210
Pagerduty, Inc. 1.25% 7/1/25 (a)	1,870,000	2,099,453
Palo Alto Networks, Inc.:
0.375% 6/1/25 (a)	4,793,000	5,600,649
0.75% 7/1/23	4,591,000	5,703,102
Pegasystems, Inc. 0.75% 3/1/25 (a)	2,779,000	3,273,901
Pluralsight, Inc. 0.375% 3/1/24	1,650,000	1,483,010
Proofpoint, Inc. 0.25% 8/15/24	2,345,000	2,321,146
Q2 Holdings, Inc.:
0.75% 2/15/23	993,000	1,960,554
0.75% 6/1/26	3,846,000	5,444,494
Rapid7, Inc.:
1.25% 8/1/23	1,250,000	2,289,844
2.25% 5/1/25 (a)	1,390,000	1,963,375
RealPage, Inc.:
1.5% 11/15/22	1,181,000	1,996,628
1.5% 5/15/25	1,330,000	1,518,694
RingCentral, Inc.:
0% 3/15/23	325,000	1,184,666
0% 3/1/25 (a)	3,027,000	3,405,493
0% 3/15/26 (a)	100,000	102,893
SailPoint Technologies Holding, Inc. 0.125% 9/15/24	2,676,000	4,654,983
ServiceNow, Inc. 0% 6/1/22	1,287,000	5,080,590
Slack Technologies, Inc. 0.5% 4/15/25 (a)	2,675,000	3,980,407
Splunk, Inc.:
0.5% 9/15/23	2,731,000	4,028,564
1.125% 9/15/25	2,035,000	3,094,857
1.125% 6/15/27 (a)	1,250,000	1,407,661
Varonis Systems, Inc. 1.25% 8/15/25 (a)	740,000	1,087,647
Verint Systems, Inc. 1.5% 6/1/21	1,400,000	1,449,941
Workday, Inc. 0.25% 10/1/22	3,950,000	6,307,318
Workiva, Inc. 1.125% 8/15/26	603,000	712,113
Zendesk, Inc.:
0.25% 3/15/23	62,000	132,769
0.625% 6/15/25 (a)	3,690,000	5,147,704
Zscaler, Inc. 0.125% 7/1/25 (a)	1,240,000	1,564,851
		154,046,749
Technology Hardware, Storage & Peripherals - 0.0%
Pure Storage, Inc. 0.125% 4/15/23	490,000	495,662
Western Digital Corp. 1.5% 2/1/24	100,000	97,735
		593,397
TOTAL INFORMATION TECHNOLOGY		290,018,342
MATERIALS - 0.2%
Chemicals - 0.0%
Livent Corp. 4.125% 7/15/25 (a)	1,260,000	2,402,265
Metals & Mining - 0.2%
Allegheny Technologies, Inc. 3.5% 6/15/25 (a)	60,000	71,902
Cleveland-Cliffs, Inc. 1.5% 1/15/25	88,000	135,250
Endeavour Mining Corp. 3% 2/15/23 (a)	2,410,000	2,861,875
SSR Mining, Inc. 2.5% 4/1/39	2,061,000	2,697,334
United States Steel Corp. 5% 11/1/26	1,950,000	2,502,938
		8,269,299
TOTAL MATERIALS		10,671,564
REAL ESTATE - 0.1%
Equity Real Estate Investment Trusts (REITs) - 0.1%
CorEnergy Infrastructure Trust, Inc. 5.875% 8/15/25	100,000	70,407
IH Merger Sub LLC 3.5% 1/15/22	1,000,000	1,306,511
iStar Financial, Inc. 3.125% 9/15/22	1,075,000	1,235,408
National Health Investors, Inc. 3.25% 4/1/21	100,000	104,938
Uniti Fiber Holdings, Inc. 4% 6/15/24 (a)	85,000	96,362
		2,813,626
Real Estate Management & Development - 0.0%
Redfin Corp.:
0% 10/15/25 (a)	90,000	89,248
1.75% 7/15/23	450,000	754,724
		843,972
TOTAL REAL ESTATE		3,657,598
UTILITIES - 0.1%
Electric Utilities - 0.1%
NRG Energy, Inc. 2.75% 6/1/48	1,399,000	1,510,372
Independent Power and Renewable Electricity Producers - 0.0%
Atlantica Sustainable Infrastructure PLC 4% 7/15/25 (a)	680,000	758,690
TOTAL UTILITIES		2,269,062

TOTAL CONVERTIBLE BONDS		738,424,289

Nonconvertible Bonds - 0.3%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
DCP Midstream LLC 5.85% 5/21/43 (a)(b)	1,000,000	800,000
FINANCIALS - 0.3%
Banks - 0.1%
JPMorgan Chase & Co. 3 month U.S. LIBOR + 1.000% 1.221% 5/15/77 (b)(c)	4,500,000	3,631,680
Consumer Finance - 0.0%
Ally Financial, Inc. 8% 11/1/31	1,000,000	1,400,502
Diversified Financial Services - 0.2%
ILFC E-Capital Trust I 3 month U.S. LIBOR + 1.550% 2.98% 12/21/65 (a)(b)(c)	14,050,000	8,430,000
TOTAL FINANCIALS		13,462,182
UTILITIES - 0.0%
Multi-Utilities - 0.0%
CMS Energy Corp. 4.75% 6/1/50 (b)	300,000	329,694

TOTAL NONCONVERTIBLE BONDS		14,591,876

TOTAL CORPORATE BONDS
(Cost $506,145,284)		753,016,165
	Shares	Value

Common Stocks - 53.2%
COMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	1,401,600	40,296,000
Verizon Communications, Inc.	1,077,500	65,091,775
		105,387,775
Entertainment - 0.4%
Activision Blizzard, Inc.	69,500	5,523,860
The Walt Disney Co.	89,400	13,232,094
		18,755,954
Media - 0.4%
Comcast Corp. Class A	150,100	7,541,024
Interpublic Group of Companies, Inc.	464,800	10,355,744
		17,896,768
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc.	180,871	24,044,991

TOTAL COMMUNICATION SERVICES		166,085,488

CONSUMER DISCRETIONARY - 5.4%
Hotels, Restaurants & Leisure - 1.7%
Caesars Entertainment, Inc. (d)	81,599	5,558,524
McDonald's Corp.	300,709	65,386,165
Starbucks Corp.	94,200	9,233,484
		80,178,173
Household Durables - 0.2%
Lennar Corp. Class A	121,300	9,201,818
Internet & Direct Marketing Retail - 0.1%
eBay, Inc.	67,000	3,378,810
Multiline Retail - 1.5%
Dollar General Corp.	81,300	17,770,554
Dollar Tree, Inc. (d)	160,500	17,533,020
Target Corp.	199,476	35,811,926
		71,115,500
Specialty Retail - 1.7%
Best Buy Co., Inc.	100,200	10,901,760
Lowe's Companies, Inc.	142,500	22,204,350
The Home Depot, Inc.	84,300	23,385,663
TJX Companies, Inc.	370,200	23,511,402
		80,003,175
Textiles, Apparel & Luxury Goods - 0.2%
Columbia Sportswear Co.	100,800	8,258,544

TOTAL CONSUMER DISCRETIONARY		252,136,020

CONSUMER STAPLES - 8.6%
Beverages - 3.6%
Diageo PLC	345,900	13,315,766
Keurig Dr. Pepper, Inc.	202,300	6,160,035
PepsiCo, Inc.	479,400	69,143,862
The Coca-Cola Co.	1,543,400	79,639,440
		168,259,103
Food & Staples Retailing - 1.6%
BJ's Wholesale Club Holdings, Inc. (d)	135,800	5,566,442
Costco Wholesale Corp.	16,600	6,503,382
Kroger Co.	571,574	18,861,942
Sysco Corp.	389,200	27,746,068
Walmart, Inc.	102,900	15,722,091
		74,399,925
Food Products - 0.6%
Mondelez International, Inc.	263,300	15,126,585
Nestle SA (Reg. S)	105,520	11,819,772
		26,946,357
Household Products - 2.8%
Procter & Gamble Co.	935,158	129,865,380

TOTAL CONSUMER STAPLES		399,470,765

ENERGY - 5.5%
Oil, Gas & Consumable Fuels - 5.5%
Black Stone Minerals LP	153,400	1,076,868
BP PLC	2,594,500	8,423,902
Brigham Minerals, Inc. Class A	260,000	2,709,200
Cheniere Energy, Inc. (d)	146,000	8,276,740
Chevron Corp.	118,500	10,330,830
ConocoPhillips Co.	269,777	10,672,378
Delek Logistics Partners LP	110,600	3,348,968
DHT Holdings, Inc.	4,780,620	24,428,968
Enbridge, Inc.	183,600	5,734,054
Energy Transfer Equity LP	1,651,904	10,208,767
Enterprise Products Partners LP	957,100	18,567,740
Equitrans Midstream Corp.	374,637	3,057,038
Euronav NV (e)	878,100	6,936,990
Exxon Mobil Corp.	881,800	33,623,034
Golar LNG Partners LP	168,300	466,191
Hess Midstream LP	125,300	2,259,159
Imperial Oil Ltd. (e)	542,400	9,388,736
Kimbell Royalty Partners LP (e)	132,500	956,650
Magellan Midstream Partners LP	175,700	7,230,055
MPLX LP	765,969	16,115,988
Noble Midstream Partners LP	361,605	3,446,096
Phillips 66 Co.	252,300	15,284,334
Phillips 66 Partners LP	133,900	3,599,232
Plains All American Pipeline LP	402,400	3,195,056
Rattler Midstream LP	214,500	1,778,205
Suncor Energy, Inc.	431,900	6,907,340
Sunoco Logistics Partners, LP	59,700	1,659,063
Targa Resources Corp.	189,400	4,450,900
TC Pipelines LP	88,400	2,731,560
The Williams Companies, Inc.	335,512	7,039,042
Valero Energy Corp.	228,600	12,291,822
Viper Energy Partners LP	215,100	2,409,120
Western Midstream Partners LP	528,305	6,815,135
		255,419,161
FINANCIALS - 5.1%
Banks - 1.8%
Bank of America Corp.	584,700	16,465,152
Citigroup, Inc.	309,000	17,016,630
JPMorgan Chase & Co.	139,600	16,456,048
M&T Bank Corp.	148,900	17,345,361
Wells Fargo & Co.	502,700	13,748,845
		81,032,036
Capital Markets - 1.5%
BlackRock, Inc. Class A	71,700	50,071,695
KKR & Co. LP	246,000	9,330,780
Raymond James Financial, Inc.	100,200	9,113,190
		68,515,665
Consumer Finance - 0.3%
Capital One Financial Corp.	185,000	15,843,400
Insurance - 1.5%
Chubb Ltd.	211,000	31,192,130
Marsh & McLennan Companies, Inc.	87,700	10,053,928
The Travelers Companies, Inc.	228,100	29,573,165
		70,819,223

TOTAL FINANCIALS		236,210,324

HEALTH CARE - 10.0%
Biotechnology - 3.1%
AbbVie, Inc.	707,100	73,948,518
Alder Biopharmaceuticals, Inc. rights (d)(f)	61,506	54,125
Amgen, Inc.	308,600	68,521,544
		142,524,187
Health Care Equipment & Supplies - 0.3%
Becton, Dickinson & Co.	48,600	11,413,224
Danaher Corp.	23,700	5,323,731
		16,736,955
Health Care Providers & Services - 0.5%
UnitedHealth Group, Inc.	65,200	21,929,368
Pharmaceuticals - 6.1%
AstraZeneca PLC sponsored ADR	305,300	16,162,582
Bristol-Myers Squibb Co.	1,162,700	72,552,480
Eli Lilly & Co.	203,500	29,639,775
Johnson & Johnson	783,577	113,367,920
Roche Holding AG (participation certificate)	62,980	20,685,596
Royalty Pharma PLC	55,800	2,377,080
Sanofi SA sponsored ADR	553,500	27,785,700
		282,571,133

TOTAL HEALTH CARE		463,761,643

INDUSTRIALS - 5.4%
Aerospace & Defense - 0.9%
General Dynamics Corp.	126,900	18,952,515
Northrop Grumman Corp.	68,700	20,765,262
		39,717,777
Air Freight & Logistics - 1.1%
Deutsche Post AG	47,900	2,310,613
United Parcel Service, Inc. Class B	286,400	48,994,448
		51,305,061
Commercial Services & Supplies - 0.1%
Waste Management, Inc.	55,800	6,647,454
Electrical Equipment - 1.0%
AMETEK, Inc.	116,600	13,820,598
Eaton Corp. PLC	254,800	30,858,828
		44,679,426
Industrial Conglomerates - 0.8%
General Electric Co.	1,484,600	15,113,228
Roper Technologies, Inc.	28,600	12,212,200
Siemens AG	82,600	11,024,999
		38,350,427
Machinery - 0.8%
Fortive Corp.	77,900	5,463,127
ITT, Inc.	162,200	11,780,586
Otis Worldwide Corp.	58,400	3,909,296
Snap-On, Inc.	36,300	6,383,355
Stanley Black & Decker, Inc.	50,800	9,362,948
		36,899,312
Marine - 0.1%
A.P. Moller - Maersk A/S Series B	1,400	2,854,069
Professional Services - 0.3%
Equifax, Inc.	50,600	8,445,140
IHS Markit Ltd.	72,000	7,161,120
		15,606,260
Road & Rail - 0.1%
Norfolk Southern Corp.	26,200	6,209,924
Trading Companies & Distributors - 0.2%
Watsco, Inc.	48,800	11,095,168

TOTAL INDUSTRIALS		253,364,878

INFORMATION TECHNOLOGY - 5.7%
Communications Equipment - 1.5%
Cisco Systems, Inc.	1,680,400	72,290,808
Electronic Equipment & Components - 0.0%
Vontier Corp. (d)	31,160	1,033,577
IT Services - 1.4%
Amdocs Ltd.	192,600	12,675,006
Fidelity National Information Services, Inc.	46,000	6,826,860
Paychex, Inc.	250,100	23,296,815
Visa, Inc. Class A	104,800	22,044,680
		64,843,361
Semiconductors & Semiconductor Equipment - 1.1%
Inphi Corp. (d)	1,223	189,724
NXP Semiconductors NV	149,900	23,747,158
Qualcomm, Inc.	50,100	7,373,217
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	189,900	18,424,098
		49,734,197
Software - 0.8%
Microsoft Corp.	167,100	35,771,097
Technology Hardware, Storage & Peripherals - 0.9%
Apple, Inc.	197,500	23,512,375
Samsung Electronics Co. Ltd.	278,830	16,777,290
		40,289,665

TOTAL INFORMATION TECHNOLOGY		263,962,705

MATERIALS - 0.5%
Chemicals - 0.2%
Linde PLC	29,700	7,615,674
Containers & Packaging - 0.3%
Crown Holdings, Inc. (d)	60,200	5,673,850
WestRock Co.	243,300	10,269,693
		15,943,543

TOTAL MATERIALS		23,559,217

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
American Tower Corp.	46,600	10,773,920
UTILITIES - 3.2%
Electric Utilities - 2.3%
Exelon Corp.	266,100	10,928,727
NextEra Energy, Inc.	912,800	67,172,952
NRG Energy, Inc.	192,900	6,317,475
PG&E Corp. (d)	221,000	2,806,700
Xcel Energy, Inc.	307,026	20,681,271
		107,907,125
Independent Power and Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP	71,800	4,557,146
Vistra Corp.	313,100	5,848,708
		10,405,854
Multi-Utilities - 0.7%
Ameren Corp.	215,605	16,769,757
WEC Energy Group, Inc.	154,000	14,622,300
		31,392,057

TOTAL UTILITIES		149,705,036

TOTAL COMMON STOCKS
(Cost $1,982,101,792)		2,474,449,157

Preferred Stocks - 8.6%
Convertible Preferred Stocks - 4.3%
COMMUNICATION SERVICES - 0.5%
Wireless Telecommunication Services - 0.5%
T-Mobile U.S., Inc. (a)(d)	18,500	22,425,700
CONSUMER DISCRETIONARY - 0.3%
Auto Components - 0.2%
Aptiv PLC Series A 5.50%	44,200	6,192,420
Internet & Direct Marketing Retail - 0.1%
Chewy, Inc. 6.50% (a)	3,300	5,843,805
TOTAL CONSUMER DISCRETIONARY		12,036,225
CONSUMER STAPLES - 0.1%
Food Products - 0.1%
Bunge Ltd. 4.875%	25,300	2,604,100
Household Products - 0.0%
Energizer Holdings, Inc. 7.50% (d)	1,600	144,691
TOTAL CONSUMER STAPLES		2,748,791
FINANCIALS - 0.1%
Banks - 0.0%
Bank of America Corp. Series L, 7.25%	65	96,403
Wells Fargo & Co. 7.50%	45	63,225
		159,628
Capital Markets - 0.1%
KKR & Co. LP Series C 6.00%	103,800	5,731,836
Mortgage Real Estate Investment Trusts - 0.0%
Great Ajax Corp. 7.25%	13,367	329,785
TOTAL FINANCIALS		6,221,249
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.7%
Becton, Dickinson & Co. 6.50%	144,300	7,541,118
Boston Scientific Corp. Series A 5.50%	35,800	3,602,196
Danaher Corp.:
4.75% (d)	7,300	11,257,476
Series B 5.00%	5,260	6,858,619
		29,259,409
Health Care Technology - 0.0%
Change Healthcare, Inc. 6.00% (d)	22,000	1,350,800
Life Sciences Tools & Services - 0.1%
Avantor, Inc. Series A 6.25%	65,900	5,712,871
Pharmaceuticals - 0.0%
Elanco Animal Health, Inc. 5.00%	2,300	109,135
TOTAL HEALTH CARE		36,432,215
INDUSTRIALS - 0.2%
Machinery - 0.2%
Colfax Corp. 5.75%	20,200	3,054,846
Fortive Corp. Series A, 5.00%	2,360	2,371,500
Stanley Black & Decker, Inc. Series D 5.25%	34,600	3,865,882
		9,292,228
INFORMATION TECHNOLOGY - 0.6%
Electronic Equipment & Components - 0.1%
II-VI, Inc. Series A 6.00%	9,500	2,746,355
IT Services - 0.0%
Sabre Corp. Series A 6.50%	1,100	161,040
Semiconductors & Semiconductor Equipment - 0.5%
Broadcom, Inc. Series A 8.00%	16,800	22,391,544
TOTAL INFORMATION TECHNOLOGY		25,298,939
MATERIALS - 0.2%
Chemicals - 0.0%
International Flavors & Fragrances, Inc. 6.00%	63,400	2,621,327
Metals & Mining - 0.2%
ArcelorMittal SA 5.50%	182,600	8,101,962
TOTAL MATERIALS		10,723,289
REAL ESTATE - 0.0%
Equity Real Estate Investment Trusts (REITs) - 0.0%
QTS Realty Trust, Inc. 6.50%	13,100	1,771,382
UTILITIES - 1.5%
Electric Utilities - 1.0%
American Electric Power Co., Inc.:
6.125%	29,100	1,468,677
6.125%	70,100	3,494,485
NextEra Energy, Inc.:
4.872%	272,400	15,404,220
5.279%	194,200	9,465,308
6.219%	94,000	4,599,420
PG&E Corp.	82,400	10,235,058
Southern Co. 6.75%	73,100	3,640,380
		48,307,548
Gas Utilities - 0.0%
South Jersey Industries, Inc. 7.25%	8,500	335,930
Multi-Utilities - 0.5%
CenterPoint Energy, Inc.:
2.00% ZENS (d)	39,475	2,398,106
Series B, 7.00%	59,400	2,505,759
Dominion Energy, Inc. 7.25%	56,900	5,719,398
DTE Energy Co. 6.25%	67,400	3,244,546
Sempra Energy:
6.75%	22,100	2,285,582
Series A, 6.00% (d)	45,300	4,649,139
		20,802,530
Water Utilities - 0.0%
Essential Utilities, Inc. 6.00%	24,000	1,408,500
TOTAL UTILITIES		70,854,508

TOTAL CONVERTIBLE PREFERRED STOCKS		197,804,526

Nonconvertible Preferred Stocks - 4.3%
COMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
AT&T, Inc.:
4.75%	160,000	4,200,000
5.125%	85,000	2,303,500
5.35%	100,000	2,691,000
BCE, Inc. Series R	1,000	10,872
		9,205,372
Wireless Telecommunication Services - 0.0%
U.S. Cellular Corp. 6.25%	65,000	1,725,425
TOTAL COMMUNICATION SERVICES		10,930,797
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Ford Motor Co. 6.00%	30,000	762,300
Leisure Products - 0.0%
Brunswick Corp. 6.375%	5,000	140,000
TOTAL CONSUMER DISCRETIONARY		902,300
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Enbridge, Inc. Series L 5 year U.S. Treasury Index + 3.150% 4.959% (b)(c)	12,100	187,429
Energy Transfer Partners LP Series C, 7.375% (b)	55,200	1,137,120
		1,324,549
FINANCIALS - 3.0%
Banks - 2.4%
Bank of America Corp.:
5.00%	270,000	7,141,500
6.00%	40,000	1,026,400
6.20%	29,000	739,210
Series GG, 6.00%	275,000	7,496,500
Series HH 5.875%	205,744	5,649,730
Series KK 5.375%	350,000	9,467,500
BOK Financial Corp. 5.375%	28,952	749,567
CIT Group, Inc. Series B 5.625%	130,000	3,419,000
Cullen/Frost Bankers, Inc. Series B 4.45% (d)	8,000	202,480
First Citizens Bancshares, Inc.	15,000	392,700
First Republic Bank Series J 4.70%	75,000	1,978,500
First Tennessee Bank NA adj. rate (a)(b)(c)	12,500	9,875,000
JPMorgan Chase & Co.:
4.75%	200,000	5,334,000
Series AA 6.10%	35,000	894,950
Series DD, 5.75%	290,000	8,041,700
Series EE 6.00%	151,000	4,282,360
PNC Financial Services Group, Inc. Series P, 6.125% (b)	80,086	2,119,876
Truist Financial Corp.:
Series F, 5.20%	147,001	3,763,226
Series G, 5.20%	89,956	2,272,289
Series O 5.25%	4,000	110,240
U.S. Bancorp:
Series F, 6.50% (b)	59,451	1,593,287
Series K, 5.50%	41,000	1,155,790
Series L 3.75% (d)	25,000	621,000
Wells Fargo & Co.:
5.20%	10,000	254,900
5.70%	100,000	2,527,000
5.85% (b)	268,751	7,035,901
6.625% (b)	24,000	678,720
Class A 5.125%	10,000	252,200
Series P, 5.25%	37,639	947,750
Series X, 5.50%	365,000	9,296,550
Series Y, 5.625%	55,000	1,442,650
Series Z 4.75%	464,900	11,843,328
		112,605,804
Capital Markets - 0.1%
Bank of New York Mellon Corp. 5.20%	20,000	506,400
Charles Schwab Corp.:
5.95%	3,000	77,670
Series C, 6.00%	2,500	63,300
GMAC Capital Trust I Series 2, 6.065% (b)(c)	45,000	1,168,650
Northern Trust Corp. Series E 4.70%	60,000	1,635,600
Oaktree Capital Group LLC:
6.55%	23,000	628,820
Series A, 6.625%	15,197	414,422
State Street Corp.:
Series D, 5.90% (b)	5,000	140,900
Series G, 5.35% (b)	20,000	578,200
		5,213,962
Consumer Finance - 0.1%
Capital One Financial Corp.:
5.00%	15,000	387,150
Series J 5.00%	117,000	2,948,400
Synchrony Financial Series A 5.625%	40,000	1,040,000
		4,375,550
Diversified Financial Services - 0.1%
Equitable Holdings, Inc. Series A 5.25%	67,000	1,754,730
Insurance - 0.3%
Allstate Corp.:
5.10%	135,000	3,685,500
Series I 4.75%	40,000	1,082,800
Athene Holding Ltd.:
Series A 6.35% (b)	7,500	210,975
Series B 5.625%	20,000	536,800
Series C 6.375% (b)	10,000	275,200
Hartford Financial Services Group, Inc.:
7.875% (b)	10,500	290,115
Series G, 6.00%	32,500	913,575
MetLife, Inc.:
5.625%	15,000	406,950
Series F 4.75%	60,000	1,608,000
Prudential Financial, Inc. 4.125%	20,000	514,200
W.R. Berkley Corp.:
5.10%	90,000	2,463,300
5.70%	19,071	522,545
5.75%	47,500	1,216,950
5.90%	27,241	708,266
		14,435,176
TOTAL FINANCIALS		138,385,222
INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
Bombardier, Inc. Series 3, 3.983%	123,400	798,152
REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
National Retail Properties, Inc. Series F, 5.20%	45,000	1,159,200
Public Storage:
Series B, 5.40%	5,000	128,700
Series C, 5.125%	40,099	1,034,955
Series D, 4.95%	25,000	650,250
Series E, 4.90%	328,535	8,538,625
Series F, 5.15%	5,298	141,722
Series G, 5.05%	39,937	1,069,513
Series H 5.60%	7,100	203,415
Series I 4.875%	15,000	417,900
Series J:
4.70%	52,500	1,437,975
4.75%	30,000	846,300
Series M 4.125%	10,000	265,900
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	22,000	542,740
Series F, 6.45%	16,200	396,412
		16,833,607
UTILITIES - 0.7%
Electric Utilities - 0.3%
Alabama Power Co. Series A, 5.00%	5,000	141,000
Duke Energy Corp.:
5.125%	10,000	261,400
5.625%	85,000	2,397,000
5.75%	11,800	332,878
Entergy Louisiana LLC:
4.875%	5,000	130,300
5.25%	7,800	197,184
Entergy New Orleans, Inc. 5.50%	7,217	186,559
Entergy, Inc.:
4.875%	8,000	206,800
Series A 5.375%	10,000	276,500
NextEra Energy Capital Holdings, Inc. 5.65%	7,500	209,325
Southern Co.:
4.20%	2,000	51,840
5.25%	122,500	3,197,250
5.25%	186,487	4,999,716
Series A 4.95%	117,500	3,201,875
		15,789,627
Independent Power and Renewable Electricity Producers - 0.1%
Brookfield Renewable Energy Partners LP 5.25%	92,500	2,504,900
Multi-Utilities - 0.3%
Brookfield Infrastructure Partners LP 5.125%	10,000	255,400
CMS Energy Corp.:
5.625%	98,258	2,649,036
5.875%	44,330	1,231,487
5.875%	27,943	763,962
Dominion Energy, Inc. Series A, 5.25%	31,034	798,815
DTE Energy Co.:
6.00%	33,699	895,045
Series B, 5.375%	75,210	1,938,914
Series E, 5.25%	75,000	2,037,000
Integrys Energy Group, Inc. (b)	48,019	1,305,637
Sempra Energy 5.75%	90,459	2,472,244
		14,347,540
TOTAL UTILITIES		32,642,067

TOTAL NONCONVERTIBLE PREFERRED STOCKS		201,816,694

TOTAL PREFERRED STOCKS
(Cost $356,120,579)		399,621,220

Equity Funds - 14.2%
Fidelity Real Estate Equity Central Fund (g)
(Cost $673,448,447)	5,809,069	659,096,925
	Principal Amount	Value

Preferred Securities - 6.5%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
DCP Midstream Partners LP 7.375% (b)(h)	2,000,000	1,568,108
Enbridge, Inc. 5.75% 7/15/80 (b)	500,000	555,823
Energy Transfer Partners LP:
6.25% (b)(h)	2,270,000	1,850,543
6.75% (b)(h)	500,000	451,399
7.125% (b)	500,000	459,794
Summit Midstream Partners LP 9.5% (b)(h)	1,000,000	243,866
		5,129,533
FINANCIALS - 6.3%
Banks - 5.8%
Bank of America Corp.:
5.125% (b)(h)	19,000,000	20,532,965
5.2% (b)(h)	24,000,000	25,344,000
5.875% (b)(h)	10,000,000	11,324,965
6.1% (b)(h)	9,120,000	10,237,365
6.25% (b)(h)	11,575,000	13,123,085
6.3% (b)(h)	1,250,000	1,453,975
6.5% (b)(h)	2,000,000	2,268,929
CIT Group, Inc. 5.8% (b)(h)	5,175,000	5,417,094
Citigroup, Inc.:
4.316% (b)(c)(h)	7,000,000	6,985,147
4.7% (b)(h)	2,000,000	2,074,607
5% (b)(h)	6,000,000	6,340,397
5.35% (b)(h)	5,000,000	5,184,585
5.9% (b)(h)	6,605,000	7,078,529
5.95% (b)(h)	11,750,000	12,708,997
6.25% (b)(h)	3,500,000	4,077,790
6.3% (b)(h)	5,000,000	5,325,553
Farm Credit Bank of Texas 5.7% 12/31/99 (a)(b)	500,000	543,529
JPMorgan Chase & Co.:
3 month U.S. LIBOR + 3.320% 3.5451% (b)(c)(h)	10,000,000	9,758,806
3 month U.S. LIBOR + 3.800% 4.0144% (b)(c)(h)	8,585,000	8,662,126
4% (b)(h)	4,000,000	4,024,113
4.6% (b)(h)	4,270,000	4,425,855
4.625% (b)(h)	500,000	490,653
5% (b)(h)	11,015,000	11,752,063
5.15% (b)(h)	11,765,000	12,158,403
6% (b)(h)	8,000,000	8,550,404
6.1% (b)(h)	9,000,000	9,823,253
6.125% (b)(h)	7,000,000	7,580,192
6.75% (b)(h)	10,000,000	11,388,623
PNC Financial Services Group, Inc.:
4.85% (b)(h)	490,000	517,808
5% (b)(h)	230,000	251,621
6.75% (b)(h)	3,500,000	3,684,469
Truist Financial Corp.:
4.8% (b)(h)	3,000,000	3,180,829
4.95% (b)(h)	250,000	279,938
5.05% (b)(h)	2,000,000	2,053,637
5.1% (b)(h)	1,000,000	1,152,900
U.S. Bancorp 5.3% (b)(h)	1,500,000	1,689,770
Wachovia Capital Trust III 3 month U.S. LIBOR + 0.930% 5.5698% (b)(c)(h)	9,796,000	10,024,081
Wells Fargo & Co.:
5.875% (b)(h)	10,000,000	11,221,177
5.9% (b)(h)	7,000,000	7,589,702
		270,281,935
Capital Markets - 0.4%
Bank of New York Mellon Corp.:
3 month U.S. LIBOR + 3.420% 3.6474% (b)(c)(h)	2,250,000	2,275,930
3.7% (b)(h)	250,000	255,594
4.625% (b)(h)	2,000,000	2,122,143
4.7% (b)(h)	1,000,000	1,101,849
Charles Schwab Corp.:
4.625% (b)(h)	250,000	258,207
5.375% (b)(h)	2,000,000	2,256,875
7% (b)(h)	1,000,000	1,082,821
Goldman Sachs Capital II 3 month U.S. LIBOR + 0.760% 4% (b)(c)(h)	4,694,000	4,542,295
Northern Trust Corp. 4.6% (b)(h)	1,785,000	1,908,091
State Street Corp. 3.8474% (b)(c)(h)	1,750,000	1,775,128
		17,578,933
Diversified Financial Services - 0.0%
Equitable Holdings, Inc. 4.95% (b)(h)	750,000	796,992
Insurance - 0.1%
MetLife, Inc.:
3.8254% (b)(c)(h)	2,302,000	2,311,996
3.85% (b)(h)	300,000	313,777
		2,625,773

TOTAL FINANCIALS		291,283,633

INDUSTRIALS - 0.1%
Industrial Conglomerates - 0.1%
General Electric Co. 5% (b)(h)	3,000,000	2,740,804
UTILITIES - 0.0%
Electric Utilities - 0.0%
Duke Energy Corp. 4.875% (b)(h)	500,000	541,117
Multi-Utilities - 0.0%
Dominion Energy, Inc. 4.65% (b)(h)	250,000	269,896
Sempra Energy 4.875% (b)(h)	500,000	531,897
		801,793

TOTAL UTILITIES		1,342,910

TOTAL PREFERRED SECURITIES
(Cost $285,417,591)		300,496,880
	Shares	Value

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.09% (i)	73,766,583	73,781,336
Fidelity Securities Lending Cash Central Fund 0.09% (i)(j)	11,590,736	11,591,895
TOTAL MONEY MARKET FUNDS
(Cost $85,371,704)		85,373,231
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $3,888,605,397)		4,672,053,578
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(23,377,113)
NET ASSETS - 100%		$4,648,676,465

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $295,767,632 or 6.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Non-income producing

 (e) Security or a portion of the security is on loan at period end.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Security is perpetual in nature with no stated maturity date.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,508,811
Fidelity Real Estate Equity Central Fund	14,705,954
Fidelity Securities Lending Cash Central Fund	26,864
Total	$16,241,629

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Fiscal year to date information regarding the Fund’s investments in non-Money Market Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Real Estate Equity Central Fund	$488,293,250	$218,017,778	$24,691,654	$128,112	$(22,650,561)	$659,096,925	85.6%
Total	$488,293,250	$218,017,778	$24,691,654	$128,112	$(22,650,561)	$659,096,925

Investment Valuation

The following is a summary of the inputs used, as of November 30, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$199,441,985	$175,290,860	$24,151,125	$--
Consumer Discretionary	265,074,545	252,276,020	12,798,525	--
Consumer Staples	402,219,556	374,335,227	27,884,329	--
Energy	256,743,710	248,319,808	8,423,902	--
Financials	380,816,795	369,938,182	10,878,613	--
Health Care	500,193,858	443,021,922	57,117,811	54,125
Industrials	263,455,258	237,973,349	25,481,909	--
Information Technology	289,261,644	263,962,705	25,298,939	--
Materials	34,282,506	23,559,217	10,723,289	--
Real Estate	29,378,909	27,607,527	1,771,382	--
Utilities	253,201,611	177,787,751	75,413,860	--
Corporate Bonds	753,016,165	--	753,016,165	--
Equity Funds	659,096,925	659,096,925	--	--
Preferred Securities	300,496,880	--	300,496,880	--
Money Market Funds	85,373,231	85,373,231	--	--
Total Investments in Securities:	$4,672,053,578	$3,338,542,724	$1,333,456,729	$54,125

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	0.3%
BBB	5.7%
BB	3.9%
B	0.8%
CCC,CC,C	0.0%
Not Rated	12.0%
Equities	75.8%
Short-Term Investments and Net Other Assets	1.5%
100%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

The information in the above table is based on the combined investments of the fund and its pro-rata share of the investments in each non-money market Fidelity Central Fund.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		November 30, 2020
Assets
Investment in securities, at value (including securities loaned of $10,291,120) — See accompanying schedule: Unaffiliated issuers (cost $3,129,785,246)	$3,927,583,422
Fidelity Central Funds (cost $758,820,151)	744,470,156
Total Investment in Securities (cost $3,888,605,397)		$4,672,053,578
Cash		285,914
Foreign currency held at value (cost $24)		24
Receivable for investments sold		2,672,199
Receivable for fund shares sold		2,335,503
Dividends receivable		9,172,374
Interest receivable		1,871,150
Distributions receivable from Fidelity Central Funds		8,477
Prepaid expenses		5,487
Other receivables		27,937
Total assets		4,688,432,643
Liabilities
Payable for investments purchased	$21,108,518
Payable for fund shares redeemed	3,852,578
Accrued management fee	2,008,555
Distribution and service plan fees payable	476,801
Other affiliated payables	647,388
Other payables and accrued expenses	70,443
Collateral on securities loaned	11,591,895
Total liabilities		39,756,178
Net Assets		$4,648,676,465
Net Assets consist of:
Paid in capital		$3,693,868,486
Total accumulated earnings (loss)		954,807,979
Net Assets		$4,648,676,465
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($666,151,780 ÷ 41,345,221 shares)(a)		$16.11
Maximum offering price per share (100/94.25 of $16.11)		$17.09
Class M:
Net Asset Value and redemption price per share ($275,209,191 ÷ 17,093,790 shares)(a)		$16.10
Maximum offering price per share (100/96.50 of $16.10)		$16.68
Class C:
Net Asset Value and offering price per share ($278,671,771 ÷ 17,381,472 shares)(a)		$16.03
Strategic Dividend and Income:
Net Asset Value, offering price and redemption price per share ($2,751,271,815 ÷ 169,502,951 shares)		$16.23
Class I:
Net Asset Value, offering price and redemption price per share ($537,336,420 ÷ 33,210,581 shares)		$16.18
Class Z:
Net Asset Value, offering price and redemption price per share ($140,035,488 ÷ 8,652,971 shares)		$16.18

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended November 30, 2020
Investment Income
Dividends		$115,582,437
Interest		12,975,004
Income from Fidelity Central Funds (including $26,864 from security lending)		16,241,629
Total income		144,799,070
Expenses
Management fee	$24,158,659
Transfer agent fees	6,849,862
Distribution and service plan fees	5,695,197
Accounting fees	1,062,443
Custodian fees and expenses	48,528
Independent trustees' fees and expenses	15,173
Registration fees	142,577
Audit	77,929
Legal	7,734
Miscellaneous	27,773
Total expenses before reductions	38,085,875
Expense reductions	(189,791)
Total expenses after reductions		37,896,084
Net investment income (loss)		106,902,986
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	156,881,933
Fidelity Central Funds	143,459
Foreign currency transactions	(284,218)
Total net realized gain (loss)		156,741,174
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	80,737,688
Fidelity Central Funds	(22,654,226)
Assets and liabilities in foreign currencies	43,027
Total change in net unrealized appreciation (depreciation)		58,126,489
Net gain (loss)		214,867,663
Net increase (decrease) in net assets resulting from operations		$321,770,649

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended November 30, 2020	Year ended November 30, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$106,902,986	$115,415,995
Net realized gain (loss)	156,741,174	237,212,446
Change in net unrealized appreciation (depreciation)	58,126,489	171,607,764
Net increase (decrease) in net assets resulting from operations	321,770,649	524,236,205
Distributions to shareholders	(320,764,609)	(302,089,461)
Share transactions - net increase (decrease)	(421,357,546)	248,213,434
Total increase (decrease) in net assets	(420,351,506)	470,360,178
Net Assets
Beginning of period	5,069,027,971	4,598,667,793
End of period	$4,648,676,465	$5,069,027,971

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Strategic Dividend & Income Fund Class A

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.77	$15.18	$15.92	$14.63	$14.04
Income from Investment Operations
Net investment income (loss)A	.33	.34	.40	.37	.38
Net realized and unrealized gain (loss)	1.01	1.23	(.02)	1.61	.84
Total from investment operations	1.34	1.57	.38	1.98	1.22
Distributions from net investment income	(.30)	(.33)	(.38)B	(.38)B	(.35)
Distributions from net realized gain	(.70)	(.65)	(.73)B	(.31)B	(.28)
Total distributions	(1.00)	(.98)	(1.12)C	(.69)	(.63)
Net asset value, end of period	$16.11	$15.77	$15.18	$15.92	$14.63
Total ReturnD,E	9.04%	11.44%	2.50%	13.96%	9.07%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	1.00%	1.00%	1.01%	1.02%
Expenses net of fee waivers, if any	.99%	1.00%	1.00%	1.01%	1.02%
Expenses net of all reductions	.99%	1.00%	1.00%	1.01%	1.02%
Net investment income (loss)	2.20%	2.28%	2.62%	2.41%	2.67%
Supplemental Data
Net assets, end of period (000 omitted)	$666,152	$661,327	$559,334	$619,704	$701,171
Portfolio turnover rateH	55%	58%	49%	64%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class M

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.76	$15.17	$15.90	$14.62	$14.03
Income from Investment Operations
Net investment income (loss)A	.29	.30	.36	.33	.34
Net realized and unrealized gain (loss)	1.01	1.23	(.01)	1.61	.84
Total from investment operations	1.30	1.53	.35	1.94	1.18
Distributions from net investment income	(.26)	(.29)	(.35)B	(.34)B	(.31)
Distributions from net realized gain	(.70)	(.65)	(.73)B	(.31)B	(.28)
Total distributions	(.96)	(.94)	(1.08)	(.66)C	(.59)
Net asset value, end of period	$16.10	$15.76	$15.17	$15.90	$14.62
Total ReturnD,E	8.77%	11.16%	2.31%	13.64%	8.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.25%	1.25%	1.26%	1.27%
Expenses net of fee waivers, if any	1.24%	1.25%	1.25%	1.26%	1.27%
Expenses net of all reductions	1.23%	1.25%	1.25%	1.26%	1.27%
Net investment income (loss)	1.96%	2.04%	2.37%	2.16%	2.41%
Supplemental Data
Net assets, end of period (000 omitted)	$275,209	$275,564	$247,182	$263,012	$251,600
Portfolio turnover rateH	55%	58%	49%	64%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the sales charges.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class C

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.69	$15.10	$15.83	$14.56	$13.98
Income from Investment Operations
Net investment income (loss)A	.21	.23	.28	.25	.27
Net realized and unrealized gain (loss)	1.01	1.22	(.01)	1.60	.83
Total from investment operations	1.22	1.45	.27	1.85	1.10
Distributions from net investment income	(.19)	(.21)	(.26)B	(.27)B	(.24)
Distributions from net realized gain	(.70)	(.65)	(.73)B	(.31)B	(.28)
Total distributions	(.88)C	(.86)	(1.00)C	(.58)	(.52)
Net asset value, end of period	$16.03	$15.69	$15.10	$15.83	$14.56
Total ReturnD,E	8.22%	10.61%	1.76%	13.05%	8.22%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.75%	1.75%	1.76%	1.76%	1.78%
Expenses net of fee waivers, if any	1.74%	1.75%	1.76%	1.76%	1.78%
Expenses net of all reductions	1.74%	1.75%	1.75%	1.76%	1.77%
Net investment income (loss)	1.45%	1.53%	1.86%	1.66%	1.91%
Supplemental Data
Net assets, end of period (000 omitted)	$278,672	$316,896	$349,003	$422,221	$392,853
Portfolio turnover rateH	55%	58%	49%	64%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Total returns do not include the effect of the contingent deferred sales charge.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.88	$15.27	$16.01	$14.72	$14.12
Income from Investment Operations
Net investment income (loss)A	.37	.39	.44	.41	.42
Net realized and unrealized gain (loss)	1.02	1.24	(.02)	1.62	.85
Total from investment operations	1.39	1.63	.42	2.03	1.27
Distributions from net investment income	(.34)	(.37)	(.43)B	(.42)B	(.39)
Distributions from net realized gain	(.70)	(.65)	(.73)B	(.31)B	(.28)
Total distributions	(1.04)	(1.02)	(1.16)	(.74)C	(.67)
Net asset value, end of period	$16.23	$15.88	$15.27	$16.01	$14.72
Total ReturnD	9.35%	11.81%	2.78%	14.21%	9.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.71%	.71%	.73%	.75%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.73%	.75%
Expenses net of all reductions	.70%	.71%	.71%	.73%	.75%
Net investment income (loss)	2.49%	2.57%	2.91%	2.69%	2.94%
Supplemental Data
Net assets, end of period (000 omitted)	$2,751,272	$3,142,639	$2,903,986	$3,294,527	$3,314,523
Portfolio turnover rateG	55%	58%	49%	64%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class I

Years ended November 30,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.84	$15.23	$15.97	$14.69	$14.09
Income from Investment Operations
Net investment income (loss)A	.36	.38	.44	.41	.42
Net realized and unrealized gain (loss)	1.02	1.24	(.02)	1.61	.85
Total from investment operations	1.38	1.62	.42	2.02	1.27
Distributions from net investment income	(.34)	(.36)	(.42)B	(.42)B	(.38)
Distributions from net realized gain	(.70)	(.65)	(.73)B	(.31)B	(.28)
Total distributions	(1.04)	(1.01)	(1.16)C	(.74)C	(.67)C
Net asset value, end of period	$16.18	$15.84	$15.23	$15.97	$14.69
Total ReturnD	9.28%	11.82%	2.76%	14.17%	9.39%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.74%	.74%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.74%	.74%	.75%	.76%
Expenses net of all reductions	.73%	.74%	.74%	.75%	.76%
Net investment income (loss)	2.46%	2.54%	2.88%	2.67%	2.93%
Supplemental Data
Net assets, end of period (000 omitted)	$537,336	$545,366	$510,226	$658,324	$403,233
Portfolio turnover rateG	55%	58%	49%	64%	60%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Fidelity Strategic Dividend & Income Fund Class Z

Years ended November 30,	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$15.84	$15.24	$15.61
Income from Investment Operations
Net investment income (loss)B	.38	.40	.09
Net realized and unrealized gain (loss)	1.01	1.23	(.33)
Total from investment operations	1.39	1.63	(.24)
Distributions from net investment income	(.36)	(.38)	(.13)
Distributions from net realized gain	(.70)	(.65)	–
Total distributions	(1.05)C	(1.03)	(.13)
Net asset value, end of period	$16.18	$15.84	$15.24
Total ReturnD,E	9.43%	11.90%	(1.57)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.61%	.61%	.64%H
Expenses net of fee waivers, if any	.61%	.61%	.64%H
Expenses net of all reductions	.60%	.61%	.64%H
Net investment income (loss)	2.59%	2.67%	3.57%H
Supplemental Data
Net assets, end of period (000 omitted)	$140,035	$127,236	$28,937
Portfolio turnover rateI	55%	58%	49%

 A For the period October 2, 2018 (commencement of sale of shares) to November 30, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended November 30, 2020

1. Organization.

Fidelity Strategic Dividend & Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Strategic Dividend and Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the Fund. These strategies are consistent with the investment objectives of the Fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the Fund. The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%. The following summarizes the Fund's investment in each non-money market Fidelity Central Fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Expense Ratio(a)
Fidelity Real Estate Equity Central Fund	FMR	Seeks above-average income and long-term capital growth by investing primarily in equity securities of issuers in the real estate industry.	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of November 30, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, certain conversion ratio adjustments, equity-debt classifications, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$992,934,385
Gross unrealized depreciation	(204,776,103)
Net unrealized appreciation (depreciation)	$788,158,282
Tax Cost	$3,883,895,296

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$44,297,886
Undistributed long-term capital gain	$140,002,505
Net unrealized appreciation (depreciation) on securities and other investments	$770,887,413

The tax character of distributions paid was as follows:

	November 30, 2020	November 30, 2019
Ordinary Income	$107,846,866	$ 110,205,553
Long-term Capital Gains	212,917,743	191,883,908
Total	$320,764,609	$ 302,089,461

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Strategic Dividend & Income Fund	2,420,547,128	2,775,317,150

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$1,563,347	$52,973
Class M	.25%	.25%	1,297,330	3,738
Class C	.75%	.25%	2,834,520	251,811
			$5,695,197	$308,522

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$194,456
Class M	24,704
Class C(a)	18,280
$237,440

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$1,107,138.18
Class M	450,902.17
Class C	514,860.18
Strategic Dividend and Income	3,868,273.14
Class I	853,455.17
Class Z	55,234.04
	$6,849,862

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Strategic Dividend & Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Strategic Dividend & Income Fund	$37,865

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Affiliated Exchanges In-Kind. During the prior period, the Fund completed an exchange in-kind with Fidelity Real Estate Equity Central Fund. The Fund delivered investments, including accrued interest, and cash valued at $479,994,211 in exchange for 3,970,832 shares of the Central Fund. The Fund had a net realized gain of $117,501,248 on investments delivered in-kind. The Fund recognized net gains for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Strategic Dividend & Income Fund	$10,934

During the period, there were no borrowings on this line of credit.

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Income Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Strategic Dividend & Income Fund	$2,333	$149	$–

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $148,211 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $11,786.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $20,384.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $9,410 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended November 30, 2020	Year ended November 30, 2019
Distributions to shareholders
Class A	$41,826,596	$36,765,328
Class M	16,756,451	15,469,364
Class C	17,597,996	19,455,086
Strategic Dividend and Income	200,410,291	193,709,820
Class I	35,572,377	33,756,907
Class Z	8,600,898	2,932,956
Total	$320,764,609	$302,089,461

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended November 30, 2020	Year ended November 30, 2019	Year ended November 30, 2020	Year ended November 30, 2019
Class A
Shares sold	6,813,112	10,137,465	$100,566,474	$150,713,804
Reinvestment of distributions	2,703,106	2,622,271	40,520,895	35,698,883
Shares redeemed	(10,098,293)	(7,686,508)	(146,186,573)	(113,513,627)
Net increase (decrease)	(582,075)	5,073,228	$(5,099,204)	$72,899,060
Class M
Shares sold	3,002,330	3,468,735	$43,824,203	$51,223,126
Reinvestment of distributions	1,106,704	1,128,257	16,618,337	15,291,547
Shares redeemed	(4,498,645)	(3,413,002)	(64,861,803)	(50,613,083)
Net increase (decrease)	(389,611)	1,183,990	$(4,419,263)	$15,901,590
Class C
Shares sold	1,659,146	3,532,465	$24,286,677	$51,771,825
Reinvestment of distributions	1,137,110	1,414,634	17,099,252	18,925,001
Shares redeemed	(5,607,159)	(7,870,206)	(80,909,821)	(115,782,230)
Net increase (decrease)	(2,810,903)	(2,923,107)	$(39,523,892)	$(45,085,404)
Strategic Dividend and Income
Shares sold	18,625,880	31,412,334	$277,040,763	$469,433,397
Reinvestment of distributions	11,888,738	12,644,084	179,363,157	173,457,371
Shares redeemed	(58,877,270)	(36,321,610)	(827,726,642)	(541,844,805)
Net increase (decrease)	(28,362,652)	7,734,808	$(371,322,722)	$101,045,963
Class I
Shares sold	8,511,316	9,398,197	$126,239,484	$139,640,055
Reinvestment of distributions	2,198,547	2,281,249	33,031,247	31,203,792
Shares redeemed	(11,934,179)	(10,735,952)	(171,910,656)	(159,665,659)
Net increase (decrease)	(1,224,316)	943,494	$(12,639,925)	$11,178,188
Class Z
Shares sold	3,352,866	7,041,963	$49,483,753	$106,194,305
Reinvestment of distributions	503,225	182,211	7,546,737	2,558,764
Shares redeemed	(3,234,686)	(1,091,315)	(45,383,030)	(16,479,032)
Net increase (decrease)	621,405	6,132,859	$11,647,460	$92,274,037

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Strategic Dividend & Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Strategic Dividend & Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of November 30, 2020, the related statement of operations for the year ended November 30, 2020, the statement of changes in net assets for each of the two years in the period ended November 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended November 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 14, 2021

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 280 funds. Mr. Chiel oversees 176 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds. Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and Executive Vice President and Chief Investment Officer of Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager for various institutional equity accounts and mutual funds and Portfolio Manager for a number of institutional fixed-income clients. Mr. Kenneally began his career as a Research Analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Vadim Zlotnikov (1962)

Year of Election or Appointment: 2019

Vice President

Mr. Zlotnikov also serves as Vice President of other funds. Mr. Zlotnikov serves as President of FIAM (Fidelity Institutional Asset Management) and is an employee of Fidelity Investments (2018-present). Previously, Mr. Zlotnikov served as President and Chief Investment Officer of Global Asset Allocation (2018-2020). Prior to joining Fidelity Investments, Mr. Zlotnikov served as Co-Head of Multi-Asset Solutions, Chief Market Strategist, and CIO of Systematic Strategies with AllianceBernstein (investment adviser firm, 2002-2018).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2020 to November 30, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Expenses Paid During Period-B June 1, 2020 to November 30, 2020
Fidelity Strategic Dividend & Income Fund
Class A	.99%
Actual		$1,000.00	$1,142.20	$5.30
Hypothetical-C		$1,000.00	$1,020.05	$5.00
Class M	1.24%
Actual		$1,000.00	$1,140.90	$6.64
Hypothetical-C		$1,000.00	$1,018.80	$6.26
Class C	1.74%
Actual		$1,000.00	$1,137.90	$9.30
Hypothetical-C		$1,000.00	$1,016.30	$8.77
Strategic Dividend and Income	.70%
Actual		$1,000.00	$1,143.30	$3.75
Hypothetical-C		$1,000.00	$1,021.50	$3.54
Class I	.73%
Actual		$1,000.00	$1,143.70	$3.91
Hypothetical-C		$1,000.00	$1,021.35	$3.69
Class Z	.60%
Actual		$1,000.00	$1,143.60	$3.22
Hypothetical-C		$1,000.00	$1,022.00	$3.03

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Strategic Dividend & Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Strategic Dividend & Income Fund
Class A	12/30/20	12/29/20	$0.182	$0.489
Class M	12/30/20	12/29/20	$0.171	$0.489
Class C	12/30/20	12/29/20	$0.147	$0.489
Strategic Dividend & Income Fund	12/30/20	12/29/20	$0.194	$0.489
Class I	12/30/20	12/29/20	$0.193	$0.489
Class Z	12/30/20	12/29/20	$0.199	$0.489

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2020, $161,590,768, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.29% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Class A designates 14%, 100%, 100%, and 100%; Class M designates 15%, 100%, 100%, and 100%; Class C designates 19%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 13%, 100%, 100%, and 100%; Class I designates 13%, 100%, 100%, and 100%; and Class Z designates 12%, 100%, 100%, and 100%; of the dividend distributed in December, April, July, and October, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 26%, 100%, 100%, and 100%; Class M designates 29%, 100%, 100%, and 100%; Class C designates 35%, 100%, 100%, and 100%; Strategic Dividend & Income Fund designates 24%, 100%, 100%, and 100%; Class I designates 24%, 100%, 100%, and 100%; and Class Z designates 23%, 100%, 100%, and 100%; of the dividend distributed in December, April, July, and October, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 37%; Class M designates 40%; Class C designates 48%; Strategic Dividend & Income Fund designates 33%; Class I designates 34%; and Class Z designates 32%; of the dividend distributed in December, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Strategic Dividend & Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2020 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process. The Board also considered Fidelity's investments in business continuity planning, and its success in continuously providing services to the fund notwithstanding the severe disruptions caused by the COVID-19 pandemic.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest, and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing management fees and total expenses for certain target date funds or classes and index funds; (vii) lowering expenses for certain funds and classes by implementing or lowering expense caps; (viii) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (ix) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (x) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against one or more appropriate securities market indices, including a customized blended index that reflects the respective weights of the fund's asset classes (each a benchmark index) and an appropriate peer group of funds with similar objectives (peer group). In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

Fidelity Strategic Dividend & Income Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Strategic Div & Income
Total Mapped Group Median (TMG)
Asset-Sized Peer Group Median (ASPG)
70
70
71
70
69
58
59
57
58
58
55
55
54
54
54
2015
2016
2017
2018
2019

	2015	2016	2017	2018	2019
TMG %	23%	23%	21%	22%	24%
Funds	530	525	518	499	477
ASPG Quartile	2nd	2nd	2nd	2nd	2nd

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2019.

The Board noted that it and the boards of other Fidelity funds formed an ad hoc Committee on Group Fee, which meets periodically, to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class I, Class Z and the retail class ranked below the competitive median for 2019 and the total expense ratio of each of Class M and Class C ranked above the competitive median for 2019. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class M was above the competitive median primarily because of higher 12b-1 fees on Class M as compared to most competitor funds. Class M has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class M is primarily sold load-waived to retirement plans and intermediary wrap programs where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans and wrap programs. The Board noted that, when compared with competitor funds that charge a 0.50% 12b-1 fee, the total expense ratio of Class M is at or below median. The Board noted that the total expense ratio of Class C was above the competitive median primarily because of its 1.00% 12b-1 fee. The Board noted that, when compared with competitor funds that charge a 1.00% 12b-1 fee, the total expense ratio of Class C is at or below median. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board also considered that in 2019 a joint ad hoc committee created by it and the boards of other Fidelity funds evaluated potential fall-out benefits (PFOB Committee). The Board noted that it considered the PFOB Committee's findings in connection with its consideration of the renewal of the Advisory Contracts.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund, including the conclusions of the PFOB Committee, and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation agreements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and outflows from actively managed equity funds; and (viii) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons, and actions that might be taken by Fidelity to reduce total expense ratios for certain classes. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SDI-ANN-0121
1.802403.116

Item 2.

Code of Ethics

As of the end of the period, November 30, 2020, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Strategic Dividend & Income Fund (the “Fund”):

Services Billed by PwC

November 30, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$52,900	$5,100	$15,800	$2,700

November 30, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Strategic Dividend & Income Fund	$68,000	$5,100	$6,800	$2,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by PwC

	November 30, 2020A	November 30, 2019A
Audit-Related Fees	$9,377,400	$7,890,000
Tax Fees	$30,000	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	November 30, 2020A	November 30, 2019A
PwC	$14,505,900	$12,555,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its(their) audit of the Fund(s), taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	January 22, 2021

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	January 22, 2021